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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8 - K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 August 6, 2001
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           COMMISSION FILE NO. 1-6695

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                               JO-ANN STORES, INC.
             (Exact name of Registrant as specified in its charter)



                  OHIO                                  34-0720629
     (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation or organization)

     5555 DARROW ROAD, HUDSON, OHIO                       44236
(Address of principal executive offices)                (Zip Code)


                                 (330) 656-2600
               Registrant's telephone number, including area code




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ITEM 5.           OTHER EVENTS

        On August 6, 2001, the Registrant announced that Beryl Raff, Senior Vice President - General Merchandising Manager for the Retail Jewelry Division of J.C. Penney Company, Inc., was elected to fill a vacancy in the Board of Directors of the Registrant. A copy of the Registrant's press release issued in connection with the election of this director is attached to this Form 8-K as
Exhibit 99.1.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    JO-ANN STORES, INC.


DATE:  August 7, 2001                 /s/ Alan Rosskamm
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                                   By: Alan Rosskamm
                                       President and Chief Executive Officer


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